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                                    Bramwell
                                      FUNDS

                                  Annual Report
                                  June 30, 2001

                                     (PHOTO)
                           ELIZABETH R. BRAMWELL, CFA
                                  President and
                            Chief Investment Officer

                             "FOCUSED ON THE FUTURE,
                               GUIDED BY THE PAST"

                              BRAMWELL GROWTH FUND
                               BRAMWELL FOCUS FUND

                            The Bramwell Funds, Inc.
                                  1-800-BRAMCAP
                                 1-800-272-6227
                              WWW.BRAMWELLFUNDS.COM


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Bramwell
FUNDS

Dear Fellow Shareholders:

INVESTMENT RESULTS - FISCAL YEAR ENDED JUNE 30, 2001

The June quarter, and especially the month of June, was a difficult period for the Bramwell Funds largely as the result of sharp price declines in energy and utility stocks despite strong earnings. In the long run we expect stock prices to move with earnings growth. The GROWTH FUND declined (0.52)% and the FOCUS FUND declined (3.51)% in the June quarter compared to a gain of 5.85% for the S&P 500(R) Stock Index. Whereas both Funds were ahead of the S&P 500 Index for the twelve months ending May 2001, they fell behind the S&P 500 in performance for the twelve months ending in June. The Growth Fund declined (18.36)% for the fiscal year ended June 30, 2001 to $23.00 net asset value per share, and the Focus Fund fell (18.69)% to $9.89 net asset value per share compared to a (14.83)% decrease for the S&P 500 Stock Index. Other indices, such as the Lipper Multi-Cap Growth Funds Index, which is the Growth Fund's Lipper category, fell even more: (30.20)% in the twelve months ended June.

For the three- and five-year periods ended June 30, 2001, the Growth Fund continued to outperform the S&P 500 Index (see page 4 for details). From inception, August 1, 1994, the Growth Fund returned 17.12% versus 17.36% for the S&P 500 Index. From inception, October 31, 1999, the Focus Fund fell (0.19)% compared to a decline of (5.12)% for the S&P 500.


COMMENTARY

The economy began to slow in March 2000 and continued to decelerate through June 2001 with unprecedented lack of visibility as to future demand. In our opinion, spending for Y2K preparedness in 1999 as well as euphoric spending for Internet, broadband and wireless communications, borrowed from the future. The last twelve months should be viewed as the downside of a three-year spending cycle before leveling out in second half 2001. The unexpected five-week Presidential election in the December quarter helped to defer capital spending plans for 2001 as well as to dampen Christmas sales. Then, inventory liquidations in the March and June 2001 quarters curtailed manufacturing production. Higher energy costs and inadequate generating capacity further restrained the economy.

In the June quarter, the technology and communications industries, in particular, continued to face declining orders, margin pressure and poor visibility. Negative earnings revisions were widespread. Excess capacity restrained pricing and we believe is likely to deter capital spending for several quarters. Overall inflation was minimal. Europe and Asia began to slow as well. In addition, the unexpected change in control of the U.S. Senate added short-term uncertainty with regard to the direction of capital spending. On the positive side, interest rates declined and are now well under a year ago which historically has been favorable for the equity markets. Consumer confidence remained firm, housing was strong and the consumer continued to spend. Excess inventories have largely cleared the distribution channels.

Industries that contributed positively to the June quarter results were financial services, retailing and industrial products. Industries that did poorly were energy services and utility stocks, especially in June, when a slowing global economy raised concerns about a continuing favorable supply/demand balance for energy going forward.

Positive contributors to the Growth Fund portfolio were: Tiffany, Microsoft, General Electric, Citigroup and AOL Time Warner. Positive contributors to the Focus Fund were Cheesecake Factory, Estee Lauder and General Electric. Negative performers included Calpine, Walgreen (Growth Fund), and Nokia. Walgreen's earnings and stock price were impacted short-term by costs associated with accelerated expansion which we believe should accelerate long-term growth. We view this kind of price decline as an opportunity to buy a market leader at a potentially enhanced investment return. Volatility was high in the quarter, and besides Walgreen, sharp declines in BlackRock on the last day and in Cardinal Health (Growth Fund) in the last week of the quarter, lowered investment returns. All three stocks have subsequently recovered. So much for end points!



Annual Report

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OUTLOOK

We expect the global economy to make a slow U-turn with the third calendar quarter likely to be the bottom -- coincident with vacations and plant closings in August in the United States and Europe. Second quarter conference calls with managements generally support the hypothesis that the September quarter is the bottom although evidence is still sparse. Comparisons become easier in the fourth quarter against last year's abrupt economic slowdown. We anticipate interest rates staying flat or going lower and that inflation is minimal given excess capacity and less constricted labor supply. A slow recovery would restrain inflation further. The number of people employed is at historically high levels although declining somewhat over the past few months. New products, such as Windows XP and 2.5 and 3G wireless, and replacement cycles, should all drive growth in time.

CURRENT INVESTMENT STRATEGY:

- Investing in companies that use the economic slowdown to gain market share and industry leadership.

- Positioning portfolios in front of future capital spending and avoiding industries where recent capital spending has been excessive.

- Identifying long-term demographic themes which, for example, arise from a longer-lived population, e.g., greater demand for financial management and replacement hips and knees.

- Technology companies, in particular, that have retained high gross margins compared to previous downturns and that are prepared to meet rising demand once excess inventories are absorbed.

- Identifying companies with accelerating growth and dividends yielding 3% or higher -- rates that are competitive with money market funds.

The Growth and Focus Funds ended the June quarter with estimated weighted earnings growth rates of 17% and 26%, respectively, for 2001 and 20% and 23% in 2002. They sell at approximate parity with the estimated 2002 P/E ratio of 20 times earnings for the S&P 500 Index where earnings are expected to decline some
(15)% in 2001 and increase some 19% in 2002. Historically, the stock market anticipates earnings upturns six months in advance and our objective is to invest prudently to capture the rewards of intermediate and long-term growth trends across diverse industry sectors.

FUND INVESTMENT

For both Funds, the minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile and stocks do not move in straight lines, as evident in the June quarter. Investors are encouraged to invest over time to smooth the effects of volatility. To facilitate regular investment programs, an Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request.

Daily net asset values for both Funds are available each evening after 6:00 p.m.
(EST) on our web site www.bramwellfunds.com or by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The NASDAQ symbol for the Bramwell Growth Fund is BRGRX and for the Bramwell Focus Fund is BRFOX.

Sincerely,

/s/Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

August 6, 2001

The outlook and opinions expressed above represent the views of the investment adviser as of August 6, 2001. The portfolios are monitored daily and are subject to change as market and economic events unfold.

Annual Report

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FUNDS

                              BRAMWELL GROWTH FUND
                                 JUNE 30, 2001

The Bramwell Growth Fund is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.

                             MAJOR INDUSTRY HOLDINGS
--------------------------------------------------------------------------------
Retailing                               16.5%
Energy                                  10.4
Healthcare Products                     10.1
Industrial Products                     10.1
Financial Services                       9.5
Utilities                                7.7
Information Processing Services          4.9
Healthcare Services                      3.3
Information Processing Equipment         3.2
Information Processing Software          2.3

                              MAJOR EQUITY HOLDINGS
--------------------------------------------------------------------------------
Walgreen                                 4.0%
General Electric                         3.3
Cardinal Health                          3.3
Pfizer                                   3.2
Kohl's                                   3.1
Tiffany                                  3.0
Home Depot                               2.6
3M                                       2.6
Duke Energy                              2.5
Microsoft                                2.3



COMPARATIVE INVESTMENT         June   Calendar     One      Three   Five      Since
RETURNS (6/30/01)               Q   Year to Date   Year     Years   Years   Inception*
--------------------------------------------------------------------------------------
BRAMWELL GROWTH FUND          (0.52)%  (11.81)%  (18.36)%   6.10%   15.27%   17.12%
 S&P 500(R)Stock Index         5.85     (6.70)   (14.83)    3.89    14.48    17.36


                 BRAMWELL       S&P 500(R)
                GROWTH FUND     Stock Index
                -----------     -----------
8/1/94            $10,000         $10,000
  6/95             12,311          12,206
  6/96             14,653          15,380
  6/97             17,906          20,717
  6/98             24,971          26,965
  6/99             29,811          33,101
  6/00             36,528          35,501
  6/01             29,820          30,236

This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown for the Bramwell Growth Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is contractually capped by the Adviser at 1.75% through June 30, 2002, which favorably affected performance through June 30, 1997. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

*From August 1, 1994. Returns for periods greater than one year are compound average annual rates of return. The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Annual Report


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                              BRAMWELL GROWTH FUND

                 PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

                                                               MARKET
                                                   SHARES       VALUE
                                                   ------       -----
COMMON STOCKS - 89.76%
CHEMICALS/METALS - 1.56%
Arch Coal, Inc.                                    25,000   $   646,750
OM Group, Inc.                                     50,000     2,812,500
                                                            -----------
                                                              3,459,250
                                                            -----------

COMMUNICATIONS - 2.20%
AOL Time Warner, Inc.*                             50,000     2,650,000
Nokia Corp. - ADR                                 100,000     2,204,000
                                                            -----------
                                                              4,854,000
                                                            -----------

CONSUMER PRODUCTS - 2.00%
Colgate-Palmolive Co.                              60,000     3,539,400
Estee Lauder Companies, Inc.                       15,000       646,500
Newell Rubbermaid, Inc.                            10,000       251,000
                                                            -----------
                                                              4,436,900
                                                            -----------

ELECTRONICS - 1.80%
Analog Devices, Inc.*                              35,000     1,513,750
Intel Corp.                                        85,000     2,486,250
                                                            -----------
                                                              4,000,000
                                                            -----------

EMPLOYEE STAFFING - 1.24%
On Assignment, Inc.*                              115,000     2,070,000
Robert Half International, Inc.*                   27,100       674,519
                                                            -----------
                                                              2,744,519
                                                            -----------

ENERGY - 10.43%
Diamond Offshore Drilling, Inc.                    55,000     1,817,750
El Paso Corp.                                      65,000     3,415,100
Nabors Industries, Inc.*                           70,000     2,604,000
National-Oilwell, Inc.*                            35,000       938,000
Patterson-UTI Energy, Inc.*                        50,000       893,500
Precision Drilling Corp.*                          70,000     2,186,800
Santa Fe International Corp.                      130,000     3,770,000
Transocean Sedco Forex, Inc.                       85,659     3,533,434
Williams Companies, Inc.                          120,000     3,954,000
                                                            -----------
                                                             23,112,584
                                                            -----------

                                                               MARKET
                                                   SHARES       VALUE
                                                   ------       -----
ENTERTAINMENT &
   LEISURE TIME - 1.44%
Entravision Communications
   Corp.*                                          20,000   $   246,000
Univision Communications, Inc.*                    20,000       855,600
Viacom Inc., Class B*                              40,400     2,090,700
                                                            -----------
                                                              3,192,300
                                                            -----------

FINANCIAL SERVICES - 9.49%
American International Group, Inc.                 35,000     3,010,000
BlackRock, Inc.*                                   30,000     1,028,700
Charles Schwab Corp.                              105,000     1,606,500
Citigroup, Inc.                                    79,333     4,191,956
LendingTree, Inc.*                                 17,000       108,290
Mellon Financial Corp.                             25,000     1,150,000
Merrill Lynch & Co., Inc.                          20,000     1,185,000
Moody's Corp.                                      15,000       502,500
Northern Trust Co.                                 60,000     3,750,000
State Street Corp.                                 40,000     1,979,600
Stilwell Financial, Inc.                           75,000     2,517,000
                                                            -----------
                                                             21,029,546
                                                            -----------

HEALTHCARE PRODUCTS - 10.09%
Amgen, Inc.*                                       55,000     3,337,400
Biomet, Inc.                                       40,000     1,922,400
Genentech, Inc.*                                   46,000     2,534,600
Johnson & Johnson                                  70,000     3,500,000
Medtronic, Inc.                                    70,000     3,220,700
Pfizer, Inc.                                      175,300     7,020,765
Stryker Corp.                                      15,000       822,750
                                                            -----------
                                                             22,358,615
                                                            -----------

HEALTHCARE SERVICES - 3.29%
Cardinal Health, Inc.                             105,750     7,296,750
                                                            -----------



Annual Report


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FUNDS

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (continued)

                                                               MARKET
                                                   SHARES       VALUE
                                                   ------       -----
INDUSTRIAL PRODUCTS - 10.07%
3M                                                 50,600   $ 5,773,460
Danaher Corp.                                      20,000     1,120,000
Emerson Electric Co.                               60,000     3,630,000
General Electric Co.                              150,000     7,312,500
Molex, Inc., Class A                              150,481     4,487,343
                                                            -----------
                                                             22,323,303
                                                            -----------
INFORMATION PROCESSING
   EQUIPMENT - 3.21%
Dell Computer Corp.*                              110,000     2,876,500
EMC Corp.*                                         55,000     1,597,750
International Business
   Machines Corp.                                  23,400     2,644,200
                                                            -----------
                                                              7,118,450
                                                            -----------

INFORMATION PROCESSING
   SERVICES - 4.94%
Automatic Data Processing, Inc.                    70,000     3,479,000
DST Systems, Inc.*                                 96,000     5,059,200
Paychex, Inc.                                      60,250     2,410,000
                                                            -----------
                                                             10,948,200
                                                            -----------

INFORMATION PROCESSING
   SOFTWARE - 2.31%
Microsoft Corp.*                                   70,000     5,110,000
                                                            -----------

RESTAURANTS - 1.28%
Cheesecake Factory, Inc.*                         100,250     2,837,075
                                                            -----------

                                                               MARKET
                                                   SHARES       VALUE
                                                   ------       -----
RETAILING - 16.45%
Costco Wholesale Corp.*                            40,000   $ 1,643,200
Home Depot, Inc.                                  125,000     5,818,750
Kohl's Corp.*                                     110,000     6,900,300
Talbots, Inc.                                      40,000     1,750,000
Tiffany & Co.                                     182,200     6,599,284
Wal-Mart Stores, Inc.                             100,000     4,880,000
Walgreen Co.                                      260,000     8,879,000
                                                            -----------
                                                             36,470,534
                                                            -----------

TRANSPORTATION - 0.24%
Kansas City Southern
   Industries, Inc.*                               33,700       532,460
                                                            -----------

UTILITIES - 7.72%
Allegheny Energy, Inc.                             70,500     3,401,625
Calpine Corp.*                                    125,000     4,725,000
Duke Energy Corp.                                 140,300     5,473,103
UtiliCorp United, Inc.                            114,000     3,500,940
                                                            -----------
                                                             17,100,668
                                                            -----------

TOTAL COMMON STOCKS
(Cost $137,373,756)                                         198,925,154
                                                            -----------


Annual Report

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              PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (continued)

                                              PRINCIPAL         MARKET
                                                AMOUNT          VALUE
                                                ------          -----
SHORT-TERM
  INVESTMENTS - 11.02%
VARIABLE RATE
   DEMAND NOTES - 3.43%
Firstar Corp.                             $   5,971,000    $   5,971,000
Wisconsin Electric Power Co.                  1,637,000        1,637,000
                                                           -------------
                                                               7,608,000
                                                           -------------

COMMERCIAL PAPER - 7.59%
American Express
   Credit Corp., 4.09%,
   Due 7/2/01                                 8,000,000        8,000,000
GE Capital
   Credit Corp., 4.07%,
   Due 7/2/01                                 8,832,000        8,832,000
                                                           -------------
                                                              16,832,000
                                                           -------------


TOTAL SHORT-TERM INVESTMENTS
(Cost $24,440,000)                                            24,440,000
                                                           -------------

TOTAL INVESTMENTS - 100.78%
(Cost $161,813,756)                                          223,365,154

LIABILITIES LESS OTHER ASSETS - (0.78)%                       (1,735,472)
                                                           -------------

NET ASSETS - 100.00%
(9,637,493 shares outstanding)                             $ 221,629,682
                                                           =============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                 $       23.00
                                                           =============


*Non-income producing security

See notes to financial statements.

Annual Report

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                               BRAMWELL FOCUS FUND

                                  JUNE 30, 2001

The Bramwell Focus Fund is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio than the Growth Fund in that the price movements of a single stock may have a greater positive or negative effect on overall portfolio performance.

                             MAJOR INDUSTRY HOLDINGS
--------------------------------------------------------------------------------
Healthcare Products                      16.3%
Energy                                   16.2
Industrial Products                      13.8


                              MAJOR EQUITY HOLDINGS
--------------------------------------------------------------------------------
Cheesecake Factory                       6.0%
Pfizer                                   5.1
3M                                       4.8
Calpine                                  4.8
Biomet                                   4.7


COMPARATIVE INVESTMENT             June       Calendar                  Since
RETURNS (6/30/01)                    Q      Year to Date   1 Year     Inception*
--------------------------------------------------------------------------------
BRAMWELL FOCUS FUND               (3.51)%     (12.63)%     (18.69)%     (0.19)%
 S&P 500(R)Stock Index             5.85        (6.70)      (14.83)      (5.12)

                 BRAMWELL       S&P 500(R)
                FOCUS FUND     Stock Index
                ----------     -----------
10/31/99          $10,000        $10,000
12/31/99           11,940         10,804
 3/31/00           12,650         11,052
 6/30/00           12,260         10,758
 6/30/01            9,969          9,163

This chart assumes an initial investment of $10,000 made on 10/31/99 (inception). Returns shown for the Bramwell Focus Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is contractually capped by the Adviser at 1.75% through June 30, 2002, which favorably affected performance to date. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

*From October 31, 1999. Returns for periods greater than one year are compound average annual rates of return. The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Annual Report

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FUNDS

                               BRAMWELL FOCUS FUND

                    PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

                                                                        MARKET
                                                           SHARES       VALUE
                                                           ------       -----
COMMON STOCKS - 96.26%

COMMUNICATIONS - 3.71%
Nokia Corp. - ADR                                          12,000     $  264,480
                                                                      ----------

CONSUMER PRODUCTS - 6.11%
Colgate-Palmolive Company                                   3,000        176,970
Estee Lauder Companies, Inc.                                6,000        258,600
                                                                      ----------
                                                                         435,570
                                                                      ----------

ENERGY - 16.15%
El Paso Corp.                                               5,000        262,700
Patterson-UTI Energy, Inc.*                                10,000        178,700
Santa Fe International Corp.                               10,000        290,000
Transocean Sedco Forex, Inc.                                7,000        288,750
Williams Companies, Inc.                                    4,000        131,800
                                                                      ----------
                                                                       1,151,950
                                                                      ----------
ENTERTAINMENT &
   LEISURE TIME - 3.63%
Viacom Inc., Class B*                                       5,000        258,750
                                                                      ----------

FINANCIAL SERVICES - 6.97%
BlackRock, Inc.*                                            5,000        171,450
Citigroup, Inc.                                             3,000        158,520
Moody's Corp.                                               5,000        167,500
                                                                      ----------
                                                                         497,470
                                                                      ----------

HEALTHCARE PRODUCTS - 16.34%
Amgen, Inc.*                                                5,000        303,400
Biomet, Inc.                                                7,000        336,420
Genentech, Inc.*                                            3,000        165,300
Pfizer, Inc.                                                9,000        360,450
                                                                      ----------
                                                                       1,165,570
                                                                      ----------

INDUSTRIAL PRODUCTS - 13.78%
3M                                                          3,000        342,300
Danaher Corp.                                               3,500        196,000
General Electric Co.                                        5,000        243,750
Molex, Inc., Class A                                        6,750        201,285
                                                                      ----------
                                                                         983,335
                                                                      ----------

INFORMATION PROCESSING
   EQUIPMENT - 2.93%
Dell Computer Corp.*                                        8,000        209,200
                                                                      ----------


                                                                        MARKET
                                                           SHARES       VALUE
                                                           ------       -----
INFORMATION PROCESSING
   SERVICES - 2.95%
DST Systems, Inc.*                                          4,000     $  210,800
                                                                      ----------

RESTAURANTS - 5.95%
Cheesecake Factory, Inc.*                                  15,000        424,500
                                                                      ----------

RETAILING - 4.29%
Talbots, Inc.                                               7,000        306,250
                                                                      ----------

UTILITIES - 13.45%
Calpine Corp.*                                              9,000        340,200
Duke Energy Corp.                                           8,000        312,080
UtiliCorp United, Inc.                                     10,000        307,100
                                                                      ----------
                                                                         959,380
                                                                      ----------

TOTAL COMMON STOCKS
(Cost $7,218,924)                                                      6,867,255
                                                                      ----------

                                                          PRINCIPAL
                                                           AMOUNT
                                                           ------
VARIABLE RATE
   DEMAND NOTES - 3.17%
Firstar Corp.                                          $  129,000     $  129,000
Wisconsin Electric Power Co.                               97,000         97,000
                                                                      ----------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $226,000)                                                          226,000
                                                                      ----------

TOTAL INVESTMENTS - 99.43%
(Cost $7,444,924)                                                      7,093,255

OTHER ASSETS LESS LIABILITIES - 0.57%                                     41,127
                                                                      ----------

NET ASSETS - 100.00%
(721,584 shares outstanding)                                          $7,134,382
                                                                      ==========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                            $     9.89
                                                                      ==========

*Non-income producing security

See notes to financial statements.

Annual Report

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                              BRAMWELL FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                  June 30, 2001

                                              GROWTH FUND      FOCUS FUND
                                             ------------      ----------
ASSETS:
Investments at value (cost $161,813,756
   and $7,444,924, respectively)             $ 223,365,154   $   7,093,255
Receivable for securities sold                   1,900,754         189,714
Receivable for fund shares sold                    291,560              --
Dividends and interest receivable                   96,781           3,269
Prepaid and other assets                            45,543           6,619
Due from Adviser                                        --           2,947
Cash                                                   113             501
                                             -------------   -------------
Total Assets                                   225,699,905       7,296,305
                                             -------------   -------------

LIABILITIES:
Payable for securities purchased                 3,673,980         133,270
Accrued investment advisory fees                   190,209              --
Accrued expenses                                   151,506          27,136
Accrued distribution fees                           47,552           1,517
Payable for fund shares redeemed                     6,976              --
                                             -------------   -------------
Total Liabilities                                4,070,223         161,923
                                             -------------   -------------
NET ASSETS                                   $ 221,629,682   $   7,134,382
                                             =============   =============

NET ASSETS CONSIST OF:
Capital stock                                $ 148,308,762   $   8,242,571
Undistributed net realized gain (loss)
   on investments                               11,769,522        (756,520)
Net unrealized appreciation (depreciation)
   on investments                               61,551,398        (351,669)
                                             -------------   -------------
NET ASSETS                                   $ 221,629,682   $   7,134,382
                                             =============   =============

CAPITAL STOCK, $.0001 par value
Authorized                                     200,000,000     200,000,000
Issued and outstanding                           9,637,493         721,584

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                 $       23.00   $        9.89
                                             =============   =============

See notes to financial statements.

Annual Report


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FUNDS

                              BRAMWELL FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                               FOR THE FISCAL YEAR
                                      ENDED
                                  JUNE 30, 2001

                                          GROWTH FUND          FOCUS FUND
                                          -----------          ----------
INVESTMENT INCOME:
Dividends                                 $  1,211,706(a)    $     42,231
Interest                                     1,745,591             42,424
                                          ------------       ------------
Total Investment Income                      2,957,297             84,655
                                          ------------       ------------

EXPENSES:
Investment advisory fees                     2,543,912             71,690
Distribution fees                              635,978             17,923
Fund administration and accounting fees        238,771             60,000
Shareholder servicing fees                     182,222             18,027
Professional fees                               88,274              5,700
Custody fees                                    60,535              5,691
Reports to shareholders                         56,823              1,504
State registration fees                         37,209             14,595
Directors' fees                                 29,944             24,909
Other                                           30,120              2,274
                                          ------------       ------------
Total expenses before waiver                 3,903,788            222,313
Waiver of expenses                                --              (96,855)
                                          ------------       ------------
Net Expenses                                 3,903,788            125,458
                                          ------------       ------------
NET INVESTMENT LOSS                           (946,491)           (40,803)
                                          ------------       ------------

REALIZED AND UNREALIZED GAINS
(LOSSES):
Net realized gain (loss) on investments     24,038,303           (756,212)
Net realized gain on options written            94,397               --
Change in net unrealized
   appreciation/depreciation
   on investments                          (72,589,824)          (737,972)
                                          ------------       ------------

Net Loss on Investments                    (48,457,124)        (1,494,184)
                                          ------------       ------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                 $(49,403,615)      $ (1,534,987)
                                          ============       ============

(a) Net of $2,021 in foreign withholding taxes.

See notes to financial statements.

Annual Report

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Bramwell
FUNDS

                              BRAMWELL GROWTH FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                           FISCAL YEAR        FISCAL YEAR
                                              ENDED              ENDED
                                          JUNE 30, 2001      JUNE 30, 2000
                                          ------------       ------------
OPERATIONS:
Net investment loss                       $    (946,491)   $  (2,430,053)
Net realized gain on investments             24,038,303       31,459,974
Net realized gain on options written             94,397             --
Change in net unrealized
   appreciation/depreciation
   on investments                           (72,589,824)      22,754,061
                                          -------------    -------------
Net increase (decrease) in net assets
   resulting from operations                (49,403,615)      51,783,982
                                          -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                335,584,845      367,434,920
Proceeds from reinvestment of dividends      18,896,009       10,883,457
Redemption of shares                       (339,566,756)    (411,202,729)
                                          -------------    -------------
Net increase (decrease) from
   share transactions                        14,914,098      (32,884,352)
                                          -------------    -------------

DIVIDENDS PAID FROM:
Net realized gains                          (19,856,751)     (11,649,539)
                                          -------------    -------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS                               (54,346,268)       7,250,091

NET ASSETS:
Beginning of period                         275,975,950      268,725,859
                                          -------------    -------------
END OF PERIOD                             $ 221,629,682    $ 275,975,950
                                          =============    =============

TRANSACTIONS IN SHARES:
Shares sold                                  12,231,129       13,146,171
Dividends reinvested                            696,756          424,803
Shares redeemed                             (12,343,506)     (14,826,789)
                                          -------------    -------------
Net increase (decrease)                         584,379       (1,255,815)
                                          =============    =============

See notes to financial statements.

Annual Report

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Bramwell
FUNDS

                               BRAMWELL FOCUS FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                           FISCAL YEAR        PERIOD
                                              ENDED            ENDED
                                          JUNE 30, 2001   JUNE 30, 2000(1)
                                          -------------   ---------------
OPERATIONS:
Net investment loss                       $   (40,803)   $   (19,550)
Net realized gain (loss)
   on investments                            (756,212)        76,357
Change in net unrealized appreciation/
   depreciation on investments               (737,972)       386,303
                                          -----------    -----------
Net increase (decrease) in net assets
   resulting from operations               (1,534,987)       443,110
                                          -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                3,332,696      6,696,701
Proceeds from reinvestment of dividends        54,391           --
Redemption of shares                       (1,112,255)      (688,159)
                                          -----------    -----------
Net increase from share transactions        2,274,832      6,008,542
                                          -----------    -----------

DIVIDENDS PAID FROM:
Net realized gains                            (57,115)          --
                                          -----------    -----------

TOTAL INCREASE IN NET ASSETS                  682,730      6,451,652

NET ASSETS:
Beginning of period                         6,451,652           --
                                          -----------    -----------
END OF PERIOD                             $ 7,134,382    $ 6,451,652
                                          ===========    ===========

TRANSACTIONS IN SHARES:
Shares sold                                   287,989        585,291
Dividends reinvested                            4,574           --
Shares redeemed                               (97,339)       (58,931)
                                          -----------    -----------
Net increase                                  195,224        526,360
                                          ===========    ===========

(1) From October 31, 1999.

See notes to financial statements.

Annual Report

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Bramwell
FUNDS

                                 BRAMWELL FUNDS,
                                      INC.

                                    FINANCIAL
                                   HIGHLIGHTS

                                                                   GROWTH FUND                                       FOCUS FUND
                                           ----------------------------------------------------------------    ---------------------

                                             FISCAL       FISCAL      FISCAL         FISCAL         FISCAL       FISCAL
                                              YEAR         YEAR        YEAR           YEAR           YEAR         YEAR       PERIOD
SELECTED PER SHARE DATA(1)                    ENDED        ENDED       ENDED          ENDED          ENDED       ENDED       ENDED
                                             JUNE 30,     JUNE 30,    JUNE 30,       JUNE 30,       JUNE 30,    JUNE 30,    JUNE 30,
                                              2001         2000        1999            1998          1997         2001      2000(2)
                                              ----         ----        ----            ----          ----         ----      -------


NET ASSET VALUE, BEGINNING OF PERIOD         $30.48       $26.07        $23.05        $17.53        $14.60      $12.26      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                           (0.10)       (0.27)        (0.18)        (0.13)        (0.15)      (0.06)      (0.04)
Net realized and unrealized gains
  (losses) on securities                      (5.16)        5.91          4.45          6.82          3.35       (2.22)       2.30
                                           --------     --------      --------      --------      --------    --------    --------


TOTAL FROM INVESTMENT OPERATIONS              (5.26)        5.64          4.27          6.69          3.20       (2.28)       2.26

LESS DISTRIBUTIONS:
Distributions from capital gains              (2.22)       (1.23)        (1.25)        (1.17)        (0.27)      (0.09)         --


NET ASSET VALUE, END OF PERIOD               $23.00       $30.48        $26.07        $23.05        $17.53       $9.89      $12.26
                                           ========     ========      ========      ========      ========    ========    ========

TOTAL RETURN(3)                             (18.4)%        22.5%         19.4%         39.5%         22.2%     (18.7)%       22.6%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)           $221,630     $275,976      $268,726      $205,922      $125,924      $7,134      $6,452
Ratio of expenses to
  average net assets(4,5)                     1.53%        1.54%         1.58%         1.66%         1.75%       1.75%       1.75%
Ratio of net investment income (loss)
  to average net assets(4,5)                (0.37)%      (0.93)%       (0.79)%       (0.75)%       (0.85)%     (0.57)%     (0.69)%

Portfolio turnover rate(3)                      57%          25%           38%           49%           82%        117%         66%


(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) From October 31, 1999.
(3) Not annualized for periods less than a full year.
(4) Net of reimbursements and waivers. For the Growth Fund, absent reimbursements and waivers of expenses by the adviser, except for the years ended June 30, 2001, 2000, 1999, and 1998 where there were no reimbursements or waivers, the ratios of expenses and net investment income (loss) to average net assets for the year ended June 30, 1997, would have been 1.77% and (0.87)%, respectively. For the Focus Fund, absent reimbursements and waivers of expenses by the adviser, the ratio of expenses and net investment income (loss) to average net assets for the year ended June 30, 2001, and the period ended June 30, 2000, would have been 3.10% and (1.92)%, and 5.46% and (4.40)%, respectively.
(5) Annualized for periods less than a full year.

See notes to financial statements.

Annual Report

(LOGO)
Bramwell
FUNDS

                            THE BRAMWELL FUNDS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2001

1.ORGANIZATION

The Bramwell Funds, Inc. (the "Funds") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Funds consist of two investment portfolios: the Bramwell Growth Fund and the Bramwell Focus Fund. The Bramwell Growth Fund, which is a separate diversified portfolio, commenced operations on August 1, 1994. The Bramwell Focus Fund, which is a separate non-diversified portfolio,was launched on November 1, 1999. Bramwell Capital Management, Inc. ("BramCap") is the Funds' investment adviser.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation

A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued. If no sale is reported on the valuation date, the most current bid price is used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors.

Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review the price to determine if it is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored and these notes have been determined by BramCap to present minimal credit risk. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Annual Report

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Bramwell
FUNDS

b) Option Contracts

The Funds may write covered put or call options. Premiums received by a Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is outstanding, although any potential loss during the period would be reduced by the amount of the option premium received.

Transactions in covered call options written for the year ended June 30, 2001 for the Growth Fund were as follows:

                       Number of    Premium
                       Contracts    Amount
                       ---------    ------
Options outstanding
  at June 30, 2000        200       $94,397
Options written            --            --
Options expired          (200)     (94,397)
                      -------       -------
Options outstanding
  at June 30, 2001         --     $      --
                      =======       =======


c) Expenses

The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

d) Federal Income Taxes

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

e) Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid annually in the December calendar quarter. Distributions of net realized capital gains, if any, will be declared at least annually. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. For the year ended June 30, 2001, the Growth Fund designated $32,103,548 as a long-term capital gain distribution for purposes of the dividends paid deduction, which included $12,246,797 of earnings and profits distributed to shareholders on redemptions (unaudited). The Funds may periodically make reclassifications among certain of their capital accounts as a result of the characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Annual Report

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Bramwell
FUNDS

f) Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

 3. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the year ended June 30, 2001 were as follows:

                  Growth Fund   Focus Fund
-------------------------------------------
Purchases        $127,600,020   $10,303,350
Sales             132,078,668     7,562,184

There were no purchases or sales of long-term U.S. government securities. At June 30, 2001, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $161,953,843 and $7,444,924 for the Growth Fund and Focus Fund, respectively, were as follows:

                           Growth Fund     Focus Fund
-----------------------------------------------------
Appreciation               $70,699,836      $357,344
Depreciation               (9,288,525)      (709,013)
                           ----------     ----------

Net
appreciation
(depreciation)
on investments            $61,411,311      $(351,669)
                          ===========     ==========

Of the net appreciation on investments, 96% and 25% (unaudited) is attributable to securities held greater than 12 months at June 30, 2001, for the Growth Fund and Focus Fund, respectively.

At June 30, 2001, the Focus Fund had net realized capital losses from transactions between November 1, 2000 and June 30, 2001 of $600,178, which for tax purposes are deferred and will be recognized in fiscal year 2002.

At June 30, 2001, the Focus Fund had accumulated capital loss carryforwards of $156,342 which expire in 2009. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

4. INVESTMENT ADVISORY
   AGREEMENTS

The Funds have agreements with BramCap, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreements, the Funds will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets of each Fund. The Funds' investment adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of each Fund's average net assets until June 30, 2002. After such date, the expense limitation may be terminated or revised at any time. For the year ended June 30, 2001, the Adviser reimbursed the Focus Fund $96,855. The expense ratio for the Growth Fund for the year ended June 30, 2001 was 1.53%.

5. DISTRIBUTION PLANS

The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

Annual Report

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Bramwell
FUNDS

                            THE BRAMWELL FUNDS, INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Bramwell Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Bramwell Funds, Inc. (comprising, respectively, the Bramwell Growth Fund and the Bramwell Focus Fund) (herein referred to as the "Funds") at June 30, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
July 18, 2001

Annual Report

                                     (LOGO)
                                    Bramwell
                                      FUNDS

                   745 Fifth Avenue, New York, New York 10151
                         1-800-BRAMCAP (1-800-272-6227)
                              WWW.BRAMWELLFUNDS.COM

                               BOARD OF DIRECTORS

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment
  and Financial Officer
The Bramwell Funds, Inc.

CHARLES L. BOOTH, JR.
Former Executive Vice
  President and Chief Investment
  Officer
The Bank of New York, Inc.

GEORGE F. KEANE
President Emeritus
Commonfund

JAMES C. SARGENT
Counsel
Opton, Handler, Gottlieb,
  Feiler & Katz
Former Commissioner
Securities & Exchange Commission

MARTHA R. SEGER, PH.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board

                                    OFFICERS

                           ELIZABETH R. BRAMWELL, CFA
                           President, Chief Investment
                              and Financial Officer

                                MARY F. MCCOLLUM
                             Secretary and Treasurer

                              MARGARET A. BANCROFT
                               Assistant Secretary

                               INVESTMENT ADVISER
                        Bramwell Capital Management, Inc.

                                  ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                     COUNSEL
                                     Dechert

                              INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                    CUSTODIAN
                                Firstar Bank, NA

                                 TRANSFER AGENT
                                  AND DIVIDEND
                                DISBURSING AGENT
                        Firstar Mutual Fund Services, LLC

This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


                                                                     BR-408-0801